       LEGG MASON
       -------------------------------------------------------------------------
       SPECIAL INVESTMENT TRUST, INC.

                 ---------------------------------------------------------------

                       QUARTERLY REPORT TO SHAREHOLDERS
                       December 31, 2002
                       Institutional Class

                 ---------------------------------------------------------------

                                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  The following table summarizes key statistics for the Institutional Class of shares of the Legg Mason Special Investment Trust, as of December 31, 2002:

                                                            Total Returns(A)
                                                      -----------------------------
                                                      3 Months            12 Months
                                                      --------            ---------
Special Investment Trust Institutional Class          +13.78%               -7.75%
Lipper Mid-Cap Core Funds(B)                           +5.37%              -18.40%
Russell 2000 Index(C)                                  +6.16%              -20.48%

  As these figures indicate, the Special Investment Trust outperformed its benchmarks by wide margins in the latest three- and twelve-month periods. These strong, short-term comparative results, and the Fund's excellent long-term record (shown at the beginning of Lisa Rapuano's comments on page 5) are tempered by the fact that our shareholders again experienced a loss in 2002.

  In his remarks on the following pages, Bill Miller discusses reasons for optimism going forward, with the caveat that the geopolitical situation remains the chief threat to positive investment returns.

                                          Sincerely,

                                          /s/ JOHN F. CURLEY, JR.

                                          John F. Curley, Jr.
                                          Chairman

                                          /S/ MARK R. FETTING

                                          Mark R. Fetting
                                          President

January 21, 2003

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

(B) Average of the 291 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. Mid-cap core funds typically have an average price-to- earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Mid-Cap 400 Index.

(C) Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Portfolio Manager's Comments
Fourth Quarter 2002

Market Commentary

  In the fourth quarter, the U.S. economy's growth "appeared to stall," according to The Wall Street Journal, oil and gold prices rose in response to the continuing build-up to possible war with Iraq, the North Korean nuclear stand-off worsened, and Venezuela was gripped by a general strike, further disrupting oil markets. Stocks, though, climbed over 8%, catching most money managers poorly positioned for a rally amidst all the gloomy news. Fewer than 20% of actively managed U.S. equity funds outperformed the market in the quarter; for the year about 45% of funds outperformed.

  As the market continued to move lower over the course of the year, managers used the brief, counter-trend rallies to reduce risk by shifting their holdings to lower-volatility, safer names. Going into the fourth quarter of the third straight calendar year of decline, it appeared that portfolio managers had become inured to loss, and believed that the downward trend, firmly established, would continue. No reason to expect the end of the bear market with so many "uncertainties."

  Certainty belongs to mathematics, not to markets, and anyone who awaits clarity, visibility, or the diminution of uncertainty pays a high price for a chimera. Managements still bemoan the lack of visibility in their markets, or in the economy, as if there ever was such a thing. When they speak about a lack of visibility, all they mean is that they don't like what they see. The money manager's analogue is "uncertainty." Since the market reflects all available information (how could it not?), what is not in the market is the unknown. The operative question does not involve trying to figure out what is going to happen, but how the investor's expectations differ from those embedded in the market. One may have the future pegged exactly, but unless it's a different future from the one the market foresees, it will be of no value to the investor. No matter what the news, good or bad, if it's in the papers, it's in the price. The only question for the investor trying to add value is: What is discounted?

  The equity investor cannot avoid or evade the question: Every position in the portfolio will add value if the investor's expectation is closer to what actually happens than what the market believes will happen, and will destroy value if the market's view is more accurate.

  The first duty of the investor or analyst is to figure out what is embedded in the price, what is discounted. The failure to address that question is the main source of the poor relative results of most money managers and the general lack of value provided by the opinions of analysts. Analysts (especially sell-side analysts) typically comment on a company's results and outlook, and seem to assume that good results and a good outlook merit a positive rating, and poor results, "missing the numbers," or a variety of "uncertainties" warrant a neutral or worse stance. Unless an analyst explicitly addresses the expectations embedded in the stock and then clearly explains how his or her view differs from what the market's implied expectations are, one can be sure that any relation between the rating and the subsequent performance of the stock is pure accident.

  The characteristic behavior of analysts is to confuse current results, outlook and trend with investment merit. It is also why the proposed solution to the perceived failures of research during the Internet and tech mania will be an expensive waste of effort, at least if the objective is to improve the relation between opinions and subsequent results. Making research independent of investment banking, or funding independent research, at best will remove the incentive-caused bias that may have afflicted some analysts, but unless there is a fundamental change in research methodology it will not improve investment results for individuals or anyone else paying attention to analysts' opinions.

  Indeed, any attempt to make the aggregate opinions of sell-side research of investment value is as silly as trying to mandate that buy-side portfolio managers as a whole outperform the market. Sell-side research is valuable systemically because it makes the markets more efficient, not because it expresses opinions of investment value. It hastens the rapid assimilation of new information into market prices. It performs the same function as press releases, earnings reports, CNBC, or the national news and business media: all are mechanisms for market efficiency.

  I am not an apologist for a simple-minded academic view about the efficiency of capital markets. If markets reflect all available information, it does not follow that they reflect it accurately, or that prices are somehow "correct." It is just that whatever information the investor has, the market has as well. In order to earn an excess return, one has to assess that information differently from the way it is embedded in market pricing. Whether making an investment, or an investment recommendation, unless it is predicated on the difference between what you expect and what the market expects, the outcome will just be noise.

  The market has gotten off to a good start in calendar 2003, up about 3% at this writing. After a good October and November, December had its worst result since the early 1930s. Those who squint hard at such things have pronounced the January early warning indicator positive. The bears remain bearish and the bulls bullish.

  I think the odds favor a solid year after three bad ones. That is based not just on the rarity of four consecutive down years as a matter of market history, but on the difference between valuation -- what's in the price -- and what I think is likely to happen as the year unfolds. Unpredictability increases with time. As Ben Graham noted, the market is not unaware of the prospects of most companies looking out six months or so. Analysts would generally increase their value if they thought less about the outlook for the next six months to a year, and more about what, in a year, the outlook will likely be for the six months or year after that. The returns we will earn over the next year will be due largely to the difference between what today's prices imply about our companies' prospects over the next twelve months, and what the 2004 prospects look like a year from now.

  For the first time in many years, all the indicators of a better economy and a better market are aligned. Fiscal policy is stimulative and is likely to get more so with additional tax cuts on the way. Interest rates are low and monetary policy is accommodative, and it will stay that way until the economy and profits are doing a lot better. The dollar is falling, making our goods cheaper abroad, and the stock market has been rising the past four months, improving the wealth and the mood of the country. Banks are rolling over debt, bond spreads are narrowing, especially high yield spreads, merger and acquisition activity is picking up, and even the IPO market is starting to stir.

  Investing is about probabilities, not certainties, and the probabilities seem to be lining up in favor of an economy that gathers strength as the year progresses, with business capital spending taking over from a satiated, debt-laden, and aging consumer. The market appears skeptical 2003 will bring a sustained recovery with solidly rising profits, at least judging by how portfolios are positioned.

  The character of this rally differs from those we saw during the past three years. In those rallies, as noted above, investors took the opportunity to shed risk. Since October, they have used pull-backs to add risk. That is why high yield spreads have narrowed and it is why the rally has been led by tech and telecom, the two sectors where risk is most prevalent. Most investors are still too risk-averse, and are short risk relative to the market. Only one of the ten largest actively managed mutual funds beat the market in the fourth quarter, whereas nine of the ten outperformed for the first nine months of the year.

  This rally has had three drivers, in my opinion: first, valuation got too low in early October; second, the Fed cut rates 50 basis points(A) and provided an incentive to borrow short and lend long, indicating it was willing to subsidize additional risk taking; third, Fed Governor Ben Bernanke's remarkable speech of November 21 effectively removed the threat of deflation from the market's list of worries. Since concern about deflation was an important factor in pushing the market lower in the late summer and early fall, the effective elimination of that risk allowed it to move higher. His speech should be read by all investors, or at least all who are concerned about deflation. To continue higher, the markets will need to believe that fiscal and monetary policy will be effective in moving the economy forward. I think they will.

  The geopolitical situation remains the chief threat to positive returns, but no one is vouchsafed special access to the outcomes in that realm. If conflict arrives in Iraq, the market expects a quick resolution and lower oil prices next year. I think Korea is exploiting the U.S. focus on Iraq to press its advantage. A satisfactory result in the Middle East could lead to a better tone on the peninsula. Complications in Iraq would likely be amplified in Korea and perhaps elsewhere, and constitute the main impediment to a good year, in my opinion. Venezuela is already a mess, so staying that way would not be a new negative.

  The year has gotten off to a positive start, and, so far, we are doing well. I do not expect a return to the exuberance of the '80s and '90s, but I am optimistic that there has been a regime change in the stock market. The excesses of the

---------------
(A) 100 basis points = 1%.

late 1990s have been wrung out, the losses have been taken, investors are chastened and expectations are modest. The market has demonstrated it can make progress even with all the uncertainties. As the current uncertainties abate, and if the economy improves, investors will be willing to pay higher prices for a more positive outlook and trend, and for the illusion of greater clarity and visibility than is apparent today.

                                          Bill Miller, CFA

January 20, 2003

Legg Mason Special Investment Trust, Inc.

  The cumulative results for our Fund and some comparative indices for various periods ended December 31, 2002, were as follows:

                                                                            SINCE
                                3 MONTHS   1 YEAR    3 YEARS   5 YEARS   INCEPTION(A)
-------------------------------------------------------------------------------------
Special Investment Trust
  Institutional Class(B)        +13.78%     -7.75%   -15.20%   +44.61%     +189.25%

Lipper Mid-Cap Core Funds(C)     +5.37%    -18.40%   -12.65%   +16.35%     +123.70%
S&P 500 Stock Composite
  Index(D)                       +8.44%    -22.10%   -37.61%    -2.90%     +122.32%
Russell 2000 Index(E)            +6.16%    -20.48%   -20.97%    -6.61%      +75.60%
S&P Mid-Cap 400 Index(F)         +5.83%    -14.51%    -0.15%   +36.44%     +184.24%

  The fourth quarter of 2002 capped off a three-year run of frustrating, volatile, and negative return markets. We had a very good quarter. Though we ended the year in negative territory, we nonetheless turned in good overall performance, beating all the relevant indices and our peers for the quarter and one-year periods. We still trail our mid-cap peers and the S&P Mid-Cap 400 Index for the three-year period, influenced heavily by our performance in calendar year 2000. On a five-year and since-inception basis, we are ahead of all the indices and our peers. In all, this was the second calendar year in which we significantly outperformed the indices and our peer group in a very difficult environment.

  As longer-term shareholders are undoubtedly aware, our performance is rarely linear. In fact, our long-term record is characterized by periods of severe underperformance followed by substantial outperformance. It is important to remind our loyal shareholders that we are focused on the long term, and our tolerance for volatility is fairly high if we believe we have the correct portfolio of undervalued businesses. It is easier to remind you of this fact after a good quarter, when we are urging a cautious outlook, than after a bad one, when we may sound like we are making excuses!

  Looking back on the year, we were more optimistic than the herd, purchasing securities that others viewed as risky when they fell to prices where we thought that risk was fully discounted. In some cases this was a very good strategy, in others we were optimistic too early. As it became more difficult to defend a positive outlook, many of our peers became more defensive, and the opportunities in non-defensive names became more appealing. The fourth quarter rally kicked off with most of our peers holding high amounts of cash and only safe, fairly valued companies in their portfolios. The preoccupation of many investors with not losing money became so pronounced this year that our conviction in our contrarian view got even stronger. Our objective was and is to invest to make money rather than just to avoid losing it.

  We believe that the market is generally efficient, but at extremes some mispricings develop. One of the types of mispricings we saw this year stemmed from what behavioral finance doyens Daniel Kahneman and Amos Tversky call "myopic loss aversion." This term describes the tendency of investors to weight losses more heavily than gains even when they are numerically equivalent. In practice this means people will forego the potential for significant gains in order to avert losses, because the pain of the loss far outweighs the pleasure of the gain. While we were some of the few to be buying aggressively instead of exhibiting loss aversion in 2002, we balanced this with many

---------------

(A) The Special Investment Trust Institutional Class inception date is December 1, 1994. Index returns are for periods beginning November 30, 1994.

(B) Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not predict future performance.

(C) Average of the 291 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. Mid-cap core funds typically have an average price-to- earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Mid-Cap 400 Index.

(D) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(E) Measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(F) A market-weighted index that represents approximately 10% of the aggregate market value of U.S. domestic companies.

of our longer term, lower volatility holdings. This stance allowed us to lose an equal amount or just slightly more than the market in down periods, while significantly outperforming in up periods.

  Our leading gainers in the quarter were once again companies that began the quarter extremely out of favor. All five of the top gainers in the portfolio in the quarter were in two hated sectors: Internet or telecommunications related. CNET Networks, up 146%, rebounded purely on sentiment changing slightly from "no one will ever advertise on the Internet again" (which is what one would have to believe in order for CNET's stock price at the beginning of the quarter to be correct), to a more benign view that leading websites will garner some share from advertisers as the economy recovers and the Internet begins to recover from its post-bubble lows. Telecommunications provider Broadwing Inc. also had a very good quarter, up 78%, as they began the long process of restructuring their balance sheet. Amdocs Ltd., a telecommunications billing services provider, rallied 53%, and Nextel Communications turned in a second consecutive quarter of stellar performance, up 53%. Nextel had been our single best performer in the third quarter, and we believe it remains undervalued even as the stock price has soared from ridiculous lows. Research In Motion, the maker of the wireless Blackberry e-mail device, also rebounded nicely, up 39%.

  Our lagging performers were a mixed bag, with some losing ground because of their consumer orientation (Big Lots, down 16% after a nice recovery in the beginning of the year, and Mandalay Resort Group, down 9%), and some who suffered from company-specific issues (such as UnumProvident, down 13% due to concerns about disability payments raised by a TV news program).

  Once again, our portfolio activity in the quarter was fairly minimal. We added two securities and sold none. Interpublic Group is an advertising holding company. Our long-time position in WPP Group (which we purchased many years ago when the company was on the verge of insolvency) has given us a degree of knowledge about the advertising business. Though Interpublic is currently experiencing several adverse circumstances, including concerns about liquidity (which we think is something the company can work out) and concerns about accounting practices (which we think are valid but completely discounted in the stock price), we think the core business is resilient and that the company is dealing with their problems rationally. Even using dire assumptions, we believe Interpublic is worth 40% more than the current price. The company should benefit both from rationalizing its businesses and from a cyclical rebound in advertising. Our second purchase was Sabre Holdings, a collection of assets that includes the Internet travel site Travelocity.com, and the Sabre Global Distribution System for travel reservations. Sabre's business has been hurt by the fall-off in travel since the September 11 attacks and by competitive pressures in the travel business. We believe that Sabre's significant, sustainable free cash flow gives them many options in managing their business through difficult times such as these, and the extraordinarily low valuation (at under 10x earnings and under 9x free cash flow at the point we began buying it) fully discounts the conventional arguments against their competitive position.

  In each of the last three quarters we purchased one or two new securities. Unfortunately, none has become a large position. As we have discussed over the years, we run a focused portfolio of names in which we have a high degree of conviction. This usually means taking a position of at least 2% of the portfolio at the outset, and opportunistically taking that higher if price action and liquidity permit. The last few new names have been purchased at good prices, but we have not had enough time or liquidity to make the positions very large before the prices of the stocks recovered. We are extremely price sensitive, so in these cases we have chosen to stop buying the stock as the price moved up and the opportunity was no longer as compelling. With the volatility of the market, we hope to have an opportunity to add to the positions at attractive prices, but we do not want to chase the stock as it moves up. As a result, we have more small positions in the portfolio than we would like, but the market sometimes dictates that we adapt our behavior to the opportunities rather than stick with any rules simply for the sake of the rules themselves.

  As we write this letter, the markets seem to be looking forward to a better 2003, even in the face of many uncertainties. We continue to believe we have many opportunities for outperformance in this environment. We thank you for your support, and as always we welcome your questions or comments.

                                          Lisa O. Rapuano, CFA

January 21, 2003
DJIA 8442.90

Performance Information
Legg Mason Special Investment Trust, Inc.

Total Returns for One Year, Five Years and Life of Class, as of December 31,
2002

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders. Total returns as of December 31, 2002, for the Value Line Geometric Average(A) ("Value Line Index") and S&P 500 Stock Composite Index(B) are shown in the table below.

  The Fund offers two classes of shares: Primary Class and Institutional Class. Information about the Primary Class is contained in a separate report to its shareholders.

  Total returns as of December 31, 2002, were as follows:

                                                                S&P 500
                                      Special                    Stock
                                     Investment   Value Line   Composite
                                       Trust        Index        Index
------------------------------------------------------------------------
Average Annual Total Return
  Institutional Class:
    One Year                            -7.75%     -28.57%      -22.10%
    Five Years                          +7.66%     -10.29%       -0.59%
    Life of Class(C)                   +14.04%      -0.48%      +10.39%

Cumulative Total Return
  Institutional Class:
    One Year                            -7.75%     -28.57%      -22.10%
    Five Years                         +44.61%     -41.90%       -2.90%
    Life of Class(C)                  +189.25%      -3.84%     +122.32%
------------------------------------------------------------------------

---------------

(A) Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small- capitalization companies.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(C) Special Investment Trust Institutional Class inception date is December 1, 1994. Index returns are for periods beginning November 30, 1994.

Performance Comparison of a $1,000,000 Investment as of December 31, 2002

  The following graph compares the Fund's total returns to the Value Line and S&P 500 Stock Composite indices. The graph illustrates the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund's results and the indices' results assume reinvestment of all dividends and distributions.

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year             -7.75%           -7.75%
  Five Years          +44.61%           +7.66%
  Life of
    Class(*)         +189.25%          +14.04%
  -------------------------------------------------
  (*) Inception date: December 1, 1994
  -------------------------------------------------

[total return chart]

                  Special Investment Trust --          Standard & Poor's 500
                    Institutional Class              Stock Composite Index(E)          Value Line Index(D)
 12/1/94                  1,000,000.00                       1,000,000.00                  1,000,000.00
12/31/94                  1,006,340.00                       1,014,800.00                  1,010,900.00
 3/31/95                  1,058,110.00                       1,113,600.00                  1,063,700.00
 6/30/95                  1,142,530.00                       1,220,000.00                  1,133,200.00
 9/30/95                  1,245,140.00                       1,316,900.00                  1,205,700.00
12/31/95                  1,246,100.00                       1,396,200.00                  1,205,900.00
 3/31/96                  1,373,920.00                       1,471,100.00                  1,256,600.00
 6/30/96                  1,453,870.00                       1,537,100.00                  1,290,500.00
 9/30/96                  1,493,300.00                       1,584,700.00                  1,297,900.00
12/31/96                  1,620,420.00                       1,716,800.00                  1,367,200.00
 3/31/97                  1,549,920.00                       1,762,800.00                  1,350,700.00
 6/30/97                  1,800,840.00                       2,070,700.00                  1,529,500.00
 9/30/97                  2,078,590.00                       2,225,600.00                  1,702,200.00
12/31/97                  2,000,240.00                       2,289,500.00                  1,655,100.00
 3/31/98                  2,238,430.00                       2,608,900.00                  1,821,100.00
 6/30/98                  2,225,380.00                       2,695,100.00                  1,736,400.00
 9/30/98                  1,773,010.00                       2,427,000.00                  1,396,000.00
12/31/98                  2,490,310.00                       2,943,800.00                  1,592,400.00
 3/31/99                  2,641,590.00                       3,090,600.00                  1,490,800.00
 6/30/99                  2,857,490.00                       3,308,300.00                  1,696,600.00
 9/30/99                  2,773,810.00                       3,101,700.00                  1,521,400.00
12/31/99                  3,411,030.00                       3,563,300.00                  1,570,200.00
 3/31/00                  3,430,210.00                       3,645,000.00                  1,561,500.00
 6/30/00                  3,203,850.00                       3,548,100.00                  1,485,700.00
 9/30/00                  3,301,790.00                       3,513,800.00                  1,529,400.00
12/31/00                  3,032,870.00                       3,238,800.00                  1,433,300.00
 3/31/01                  2,851,920.00                       2,854,900.00                  1,345,100.00
 6/30/01                  3,269,100.00                       3,021,900.00                  1,456,600.00
 9/30/01                  2,416,880.00                       2,578,400.00                  1,133,200.00
12/31/01                  3,135,300.00                       2,853,900.00                  1,346,200.00
 3/31/02                  3,327,900.00                       2,861,700.00                  1,377,700.00
 6/30/02                  2,836,000.00                       2,478,400.00                  1,181,600.00
 9/30/02                  2,542,100.00                       2,050,200.00                    891,200.00
12/31/02                  2,892,500.00                       2,223,200.00                    961,600.00

  THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
                               WOULD PAY ON FUND
                DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE.

---------------

(D) Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies. Index returns are for periods beginning November 30, 1994.

(E) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market. Index returns are for periods beginning November 30, 1994.

SELECTED PORTFOLIO PERFORMANCE(F)

 Stronger performers for the 4th quarter 2002(G)
--------------------------------------------------
 1.  CNET Networks, Inc.                  +146.4%
 2.  Broadwing Inc.                        +77.8%
 3.  Amdocs Limited                        +53.4%
 4.  Nextel Communications, Inc.           +53.0%
 5.  Research In Motion Limited            +39.3%
 6.  Level 3 Communications, Inc., Cv.,
       9%, due 7/15/12                     +35.7%
 7.  Providian Financial Corporation       +32.5%
 8.  Calpine Corporation                   +32.0%
 9.  Accenture Ltd.                        +26.0%
10.  Level 3 Communications, Inc.          +26.0%

  Weaker performers for the 4th quarter 2002(G)
--------------------------------------------------
 1.  Big Lots, Inc.                        -16.4%
 2.  UnumProvident Corporation             -13.2%
 3.  Mandalay Resort Group                  -8.8%
 4.  Cell Genesys, Inc.                     -7.5%
 5.  UnionBanCal Corporation                -5.9%
 6.  Caremark Rx, Inc.                      -4.4%
 7.  Banknorth Group, Inc.                  -4.2%
 8.  AmeriCredit Corp.                      -4.1%
 9.  BJ's Wholesale Club, Inc.              -3.7%
10.  Anthem, Inc.                           -3.2%

PORTFOLIO CHANGES

    Securities added during the 4th quarter 2002
----------------------------------------------------
Sabre Holdings Corporation
The Interpublic Group of Companies, Inc.

    Securities sold during the 4th quarter 2002
----------------------------------------------------
None

---------------

  (F) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they are paid.

  (G) Securities held for the entire quarter.

Portfolio of Investments
December 31, 2002 (Unaudited)
(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

                                                              Shares/Par                     Value
-----------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 90.5%

Consumer Discretionary -- 21.7%
  Hotels, Restaurants and Leisure -- 3.7%
  Mandalay Resort Group                                           2,500                    $   76,525(A)
                                                                                           ----------
  Internet and Catalog Retail -- 8.4%
  Amazon.com, Inc.                                                5,200                        98,228(A)
  USA Interactive                                                 3,400                        77,928(A)
                                                                                           ----------
                                                                                              176,156
                                                                                           ----------
  Media -- 5.1%
  AOL Time Warner Inc.                                            1,673                        21,916(A)
  The Interpublic Group of Companies, Inc.                        1,707                        24,029
  WPP Group plc                                                   8,027                        61,304
                                                                                           ----------
                                                                                              107,249
                                                                                           ----------
  Multiline Retail -- 4.5%
  Big Lots, Inc.                                                  3,375                        44,651(A)
  BJ's Wholesale Club, Inc.                                       2,684                        49,110(A)
                                                                                           ----------
                                                                                               93,761
                                                                                           ----------
Financials -- 17.7%
  Banks -- 5.3%
  Banknorth Group, Inc.                                           1,600                        36,160
  Sovereign Bancorp Inc.                                          3,600                        50,580
  UnionBanCal Corporation                                           627                        24,607
                                                                                           ----------
                                                                                              111,347
                                                                                           ----------
  Diversified Financials -- 5.2%
  AmeriCredit Corp.                                               3,100                        23,994(A)
  Providian Financial Corporation                                13,000                        84,370(A)
                                                                                           ----------
                                                                                              108,364
                                                                                           ----------
  Insurance -- 7.2%
  Radian Group Inc.                                               2,500                        92,875
  UnumProvident Corporation                                       3,300                        57,882
                                                                                           ----------
                                                                                              150,757
                                                                                           ----------
Health Care -- 12.8%
  Biotechnology -- 1.1%
  Cell Genesys, Inc.                                              2,100                        23,417(A,B)
                                                                                           ----------
  Health Care Providers and Services -- 11.7%
  Anthem, Inc.                                                      850                        53,465(A)
  Caremark Rx, Inc.                                               4,700                        76,375(A)
  Wellpoint Health Networks Inc.                                  1,600                       113,856(A)
                                                                                           ----------
                                                                                              243,696
                                                                                           ----------

                                                              Shares/Par                     Value
-----------------------------------------------------------------------------------------------------
Industrials -- 10.2%
  Commercial Services and Supplies -- 10.2%
  Ceridian Corporation                                            3,000                    $   43,260(A)
  Manpower Inc.                                                   1,601                        51,072
  Republic Services, Inc.                                         5,200                       109,096(A)
  Sabre Holdings Corporation                                        500                         9,055(A)
                                                                                           ----------
                                                                                              212,483
                                                                                           ----------
Information Technology -- 15.5%
  Communications Equipment -- 1.4%
  Research In Motion Limited                                      2,300                        30,176(A)
                                                                                           ----------
  Internet Software and Services -- 1.7%
  CNET Networks, Inc.                                            13,000                        35,230(A,B)
                                                                                           ----------
  IT Consulting and Services -- 5.3%
  Accenture Ltd.                                                  2,737                        49,244(A)
  Acxiom Corporation                                              4,000                        61,520(A)
                                                                                           ----------
                                                                                              110,764
                                                                                           ----------
  Software -- 7.1%
  Amdocs Limited                                                  1,614                        15,845(A)
  Sybase, Inc.                                                    5,179                        69,403(A,B)
  Symantec Corporation                                            1,531                        62,021(A)
                                                                                           ----------
                                                                                              147,269
                                                                                           ----------
Telecommunication Services -- 12.0%
  Diversified Telecommunication Services -- 6.1%
  Broadwing Inc.                                                 15,000                        52,800(A,B)
  Level 3 Communications, Inc.                                   15,225                        74,604(A)
                                                                                           ----------
                                                                                              127,404
                                                                                           ----------
  Wireless Telecommunication Services -- 5.9%
  Nextel Communications, Inc.                                    10,700                       123,585(A)
                                                                                           ----------
Utilities -- 0.6%
  Electric Utilities -- 0.6%
  Calpine Corporation                                             4,150                        13,528(A)
                                                                                           ----------
Total Common Stock and Equity Interests (Identified Cost -- $1,612,513)                     1,891,711
-----------------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 7.9%

Amazon.com, Inc., Cv., 4.75%, due 2/1/09                       $120,000                        88,050
Level 3 Communications, Inc., Cv., 9%, due 7/15/12               50,000                        77,375
                                                                                           ----------
Total Corporate and Other Bonds (Identified Cost --$128,568)                                  165,425
-----------------------------------------------------------------------------------------------------

                                                                 Par                         Value
-----------------------------------------------------------------------------------------------------
Repurchase Agreements -- 1.9%

Goldman Sachs & Company 1.2%, dated 12/31/02, to be
  repurchased at $19,882 on 1/2/03 (Collateral: $19,446
  Freddie Mac mortgage-backed securities, 6.5%, due 8/1/32,
  value $20,384)                                               $ 19,881                    $   19,881

J.P. Morgan Chase & Co.
  1.2%, dated 12/31/02, to be repurchased at $19,882 on
  1/2/03 (Collateral: $15,889 Fannie Mae notes, 7.25%, due
  5/15/30, value $20,306)                                        19,881                        19,881
                                                                                           ----------
Total Repurchase Agreements (Identified Cost -- $39,762)                                       39,762
-----------------------------------------------------------------------------------------------------
Total Investments -- 100.3% (Identified Cost -- $1,780,843)                                 2,096,898
Other Assets Less Liabilities -- (0.3)%                                                        (5,972)
                                                                                           ----------

NET ASSETS -- 100.0%                                                                       $2,090,926
                                                                                           ==========

NET ASSET VALUE PER SHARE:
  PRIMARY CLASS                                                                                $29.63
                                                                                           ==========
  INSTITUTIONAL CLASS                                                                          $32.78
                                                                                           ==========
-----------------------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2002, the total market value of Affiliated Companies was $180,850, and the identified cost was $297,480.

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

EQUITY FUNDS:                                 SPECIALTY FUNDS:
Value Trust                                   Balanced Trust
Special Investment Trust                      Financial Services Fund
American Leading Companies Trust              Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

GLOBAL FUNDS:                                 TAXABLE BOND FUNDS:
Global Income Trust                           U.S. Government Intermediate-Term Portfolio
Europe Fund                                   Investment Grade Income Portfolio
International Equity Trust                    High Yield Portfolio
Emerging Markets Trust

TAX-FREE BOND FUNDS:                          MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust       U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust                Cash Reserve Trust
Pennsylvania Tax-Free Income Trust            Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please call 1-888-425-6432 or visit www.leggmasoninstitutionalfunds.com. Read the prospectus carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                              Investment Adviser
                                Legg Mason Funds Management, Inc.
                                Baltimore, MD

                              Board of Directors
                                John F. Curley, Jr., Chairman
                                Mark R. Fetting, President
                                Richard G. Gilmore
                                Arnold L. Lehman
                                Robin J. W. Masters
                                Dr. Jill E. McGovern
                                Arthur S. Mehlman
                                G. Peter O'Brien
                                S. Ford Rowan

                              Transfer and Shareholder Servicing Agent
                                Boston Financial Data Services
                                Braintree, MA

                              Custodian
                                State Street Bank & Trust Company
                                Boston, MA

                              Counsel
                                Kirkpatrick & Lockhart LLP
                                Washington, DC

                              Independent Accountants
                                PricewaterhouseCoopers LLP
                                Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

2/03